BAFC-05A-Prestructure-v2 -- 4A2
Banc of America Securities
Balance $20,642,000.00 Delay 19 WAC(4) 5.415042387 WAM(4) 358
Coupon 5.15722168 Dated 01/01/2005 NET(4) 5.15722168 WALA(4) 1
Settle 01/27/2005 First Payment 02/20/2005
Price 10 CPB 15 CPB 20 CPB 25 CPB 30 CPB 35 CPB 40 CPB
102-17.50 4.853 4.852 4.844 4.810 4.759 4.697 4.623 Yield
102-17.50 73.7 73.6 72.8 69.4 64.3 58.1 50.7 Spread
102-19.50 4.845 4.844 4.836 4.801 4.750 4.685 4.610 Yield
102-19.50 72.9 72.8 72.0 68.5 63.4 56.9 49.4 Spread
102-21.50 4.837 4.837 4.828 4.793 4.740 4.674 4.598 Yield
102-21.50 72.1 72.1 71.2 67.7 62.4 55.8 48.2 Spread
102-23.50 4.829 4.829 4.820 4.784 4.730 4.663 4.585 Yield
102-23.50 71.3 71.3 70.4 66.8 61.4 54.7 46.9 Spread
102-25.50 4.821 4.821 4.812 4.775 4.720 4.651 4.572 Yield
102-25.50 70.5 70.5 69.6 65.9 60.4 53.5 45.6 Spread
102-27.50 4.813 4.813 4.804 4.766 4.710 4.640 4.559 Yield
102-27.50 69.7 69.7 68.8 65.0 59.4 52.4 44.3 Spread
102-29.50 4.805 4.805 4.796 4.757 4.700 4.629 4.546 Yield
102-29.50 68.9 68.9 68.0 64.1 58.4 51.3 43.0 Spread
102-31.50 4.797 4.797 4.788 4.748 4.690 4.618 4.533 Yield
102-31.50 68.1 68.1 67.2 63.2 57.4 50.2 41.7 Spread
103-01.50 4.789 4.789 4.779 4.740 4.680 4.606 4.520 Yield
103-01.50 67.3 67.3 66.3 62.4 56.4 49.0 40.4 Spread
103-03.50 4.781 4.781 4.771 4.731 4.670 4.595 4.508 Yield
103-03.50 66.5 66.5 65.5 61.5 55.4 47.9 39.2 Spread
103-05.50 4.773 4.773 4.763 4.722 4.660 4.584 4.495 Yield
103-05.50 65.7 65.7 64.7 60.6 54.4 46.8 37.9 Spread
WAL 9.91 9.90 9.64 8.67 7.53 6.48 5.56
Mod Durn 7.628 7.623 7.463 6.849 6.097 5.368 4.709
Principal Window Dec14 - Jan15 Nov14 - Jan15 Jun13 - Jan15 Aug11 - Jan15 May10 - Jan15 Jun09 - Jan15 Oct08 - Jan15
LIBOR_1MO 2.5 2.5 2.5 2.5 2.5 2.5 2.5
LIBOR_6MO 2.9025 2.9025 2.9025 2.9025 2.9025 2.9025 2.9025
LIBOR_1YR 3.2475 3.2475 3.2475 3.2475 3.2475 3.2475 3.2475
CMT_1YR 2.87 2.87 2.87 2.87 2.87 2.87 2.87
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.

BAFC-05A-10s-Only3 -- A2
Banc of America Securities
Balance $124,772,000.00 Delay 24 WAC 5.415042388 WAM 358
Coupon 5.157222 Dated 01/01/2005 NET 5.157222 WALA 1
Settle 01/27/2005 First Payment 02/20/2005
Price 10 CPB 15 CPB 20 CPB 25 CPB 30 CPB 35 CPB 40 CPB 50 CPB
Yield Yield Yield Yield Yield Yield Yield Yield
100-25.50 4.931 4.831 4.715 4.590 4.457 4.314 4.162 3.819
100-26.50 4.923 4.820 4.701 4.573 4.436 4.290 4.133 3.782
100-27.50 4.915 4.810 4.688 4.556 4.416 4.265 4.105 3.744
100-28.50 4.908 4.800 4.674 4.540 4.395 4.241 4.076 3.706
100-29.50 4.900 4.789 4.661 4.523 4.375 4.217 4.048 3.669
100-30.50 4.892 4.779 4.647 4.506 4.354 4.192 4.020 3.631
100-31.50 4.884 4.768 4.634 4.489 4.334 4.168 3.991 3.593
WAL 4.807 3.423 2.549 2.000 1.624 1.353 1.147 0.855
Mod Durn 3.987 2.963 2.280 1.827 1.506 1.268 1.085 0.819
Principal Window Feb05 - Dec14 Feb05 - May14 Feb05 - Jan12 Feb05 - Jul10 Feb05 - Jun09 Feb05 - Sep08 Feb05 - Feb08 Feb05 - May07
LIBOR_1YR 3.25 3.25 3.25 3.25 3.25 3.25 3.25 3.25
CMT_1YR 2.88 2.88 2.88 2.88 2.88 2.88 2.88 2.88
Swap Mat 1YR 2YR 3YR 4YR 5YR 10YR
Yld 3.254 3.584 3.789 3.9475 4.0855 4.575
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.

BAFC-05A-Prestructure-v2 -- 4A1
Banc of America Securities
Balance $133,107,000.00 Delay 19 WAC(4) 5.415042387 WAM(4) 358
Coupon 5.15722168 Dated 01/01/2005 NET(4) 5.15722168 WALA(4) 1
Settle 01/27/2005 First Payment 02/20/2005
Price 10 CPB 15 CPB 20 CPB 25 CPB 30 CPB 35 CPB 40 CPB 100-21.13 4.995 4.929 4.846 4.755 4.657 4.553 4.441 Yield
100-21.13 88.1 97.4 104.2 107.7 109.6 110.7 108.3 Spread
100-22.13 4.988 4.919 4.833 4.740 4.639 4.531 4.415 Yield
100-22.13 87.4 96.5 102.9 106.2 107.7 108.5 105.7 Spread
100-23.13 4.981 4.910 4.821 4.724 4.620 4.509 4.389 Yield
100-23.13 86.7 95.5 101.7 104.6 105.9 106.3 103.2 Spread
100-24.13 4.973 4.900 4.809 4.709 4.602 4.487 4.364 Yield
100-24.13 85.9 94.6 100.5 103.1 104.0 104.2 100.6 Spread
100-25.13 4.966 4.891 4.797 4.694 4.583 4.465 4.338 Yield
100-25.13 85.2 93.6 99.3 101.6 102.2 102.0 98.1 Spread
100-26.13 4.959 4.881 4.784 4.679 4.565 4.443 4.313 Yield
100-26.13 84.5 92.7 98.0 100.1 100.3 99.8 95.5 Spread
100-27.13 4.951 4.871 4.772 4.663 4.546 4.421 4.287 Yield
100-27.13 83.7 91.7 96.8 98.5 98.5 97.6 92.9 Spread
100-28.13 4.944 4.862 4.760 4.648 4.528 4.399 4.261 Yield
100-28.13 83.0 90.8 95.6 97.0 96.7 95.4 90.4 Spread
100-29.13 4.937 4.852 4.748 4.633 4.510 4.378 4.236 Yield
100-29.13 82.3 89.8 94.4 95.5 94.8 93.2 87.8 Spread
100-30.13 4.929 4.843 4.735 4.618 4.491 4.356 4.210 Yield
100-30.13 81.5 88.9 93.1 94.0 93.0 91.0 85.3 Spread
100-31.13 4.922 4.833 4.723 4.602 4.473 4.334 4.185 Yield
100-31.13 80.8 87.9 91.9 92.4 91.1 88.8 82.7 Spread
WAL 5.13 3.82 2.87 2.25 1.83 1.52 1.29
Mod Durn 4.208 3.245 2.523 2.028 1.674 1.411 1.207

Principal Window Feb05 - Dec14 Feb05 - Nov14 Feb05 - Jun13 Feb05 - Aug11 Feb05 - May10 Feb05 - Jun09 Feb05 - Oct08
LIBOR_1MO 2.5 2.5 2.5 2.5 2.5 2.5 2.5
LIBOR_6MO 2.9025 2.9025 2.9025 2.9025 2.9025 2.9025 2.9025
LIBOR_1YR 3.2475 3.2475 3.2475 3.2475 3.2475 3.2475 3.2475
CMT_1YR 2.87 2.87 2.87 2.87 2.87 2.87 2.87
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.

BAFC-05A-Prestructure-v2 -- 2A2
Banc of America Securities
Balance $128,246,000.00 Delay 19 WAC(2) 5.454401850 WAM(2) 359
Coupon 4.91290185 Dated 01/01/2005 NET(2) 5.19790185 WALA(2) 1
Settle 01/27/2005 First Payment 02/20/2005
Price 10 CPB 15 CPB 20 CPB 25 CPB 30 CPB 35 CPB 40 CPB
100-29.00 4.612 4.564 4.511 4.451 4.383 4.306 4.219 Yield
100-29.00 67.1 69.7 71.2 72.1 71.3 70.2 70.5 Spread
100-30.00 4.602 4.554 4.499 4.438 4.367 4.288 4.199 Yield
100-30.00 66.2 68.6 70.0 70.7 69.8 68.4 68.5 Spread
100-31.00 4.593 4.543 4.487 4.424 4.352 4.271 4.179 Yield
100-31.00 65.2 67.5 68.8 69.4 68.3 66.7 66.6 Spread
101-00.00 4.584 4.532 4.475 4.410 4.337 4.253 4.159 Yield
101-00.00 64.3 66.5 67.6 68.0 66.7 65.0 64.6 Spread
101-01.00 4.574 4.522 4.463 4.397 4.321 4.236 4.140 Yield
101-01.00 63.4 65.4 66.4 66.6 65.2 63.2 62.6 Spread
101-02.00 4.565 4.511 4.451 4.383 4.306 4.219 4.120 Yield
101-02.00 62.4 64.4 65.2 65.3 63.7 61.5 60.7 Spread
101-03.00 4.555 4.501 4.439 4.370 4.291 4.201 4.100 Yield
101-03.00 61.5 63.3 64.0 63.9 62.1 59.7 58.7 Spread
WAL 3.74 3.27 2.87 2.52 2.21 1.93 1.70
Mod Durn 3.298 2.908 2.571 2.271 2.006 1.772 1.566
Principal Window Feb05 - Feb10 Feb05 - Feb10 Feb05 - Feb10 Feb05 - Feb10 Feb05 -
   Feb10 Feb05 - Feb10 Feb05 - Feb10
LIBOR_1MO 2.5 2.5 2.5 2.5 2.5 2.5 2.5
LIBOR_6MO 2.9025 2.9025 2.9025 2.9025 2.9025 2.9025 2.9025
LIBOR_1YR 3.2475 3.2475 3.2475 3.2475 3.2475 3.2475 3.2475
CMT_1YR 2.87 2.87 2.87 2.87 2.87 2.87 2.87
Swap Mat 1YR 2YR 3YR 4YR 5YR
Yld 3.249 3.629 3.825 3.982 4.114
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.

BAFC-05A-10s-Only3 -- A3
Banc of America Securities
Balance $28,977,000.00 Delay 0 WAC 5.415042388 WAM 358
Coupon 5.157222 Dated 01/27/2005 NET 5.157222 WALA 1
Settle 01/27/2005 First Payment 02/20/2005
Price 10 CPB 15 CPB 20 CPB 25 CPB 30 CPB 35 CPB 40 CPB 50 CPB
Yield Yield Yield Yield Yield Yield Yield Yield
101-29.50 4.968 4.966 4.949 4.916 4.873 4.822 4.764 4.626
101-30.50 4.964 4.962 4.944 4.911 4.867 4.816 4.757 4.616
101-31.50 4.960 4.958 4.940 4.906 4.862 4.809 4.750 4.607
102-00.50 4.956 4.954 4.936 4.901 4.856 4.803 4.742 4.597
102-01.50 4.952 4.950 4.931 4.896 4.851 4.797 4.735 4.588
102-02.50 4.948 4.946 4.927 4.891 4.845 4.790 4.728 4.578
102-03.50 4.944 4.942 4.923 4.887 4.840 4.784 4.721 4.569
WAL 9.908 9.852 9.062 7.898 6.763 5.772 4.936 3.658
Mod Durn 7.614 7.581 7.089 6.328 5.551 4.845 4.229 3.241
Principal Window Dec14 - Jan15 May14 - Jan15 Jan12 - Jan15 Jul10 - Jan15 Jun09 -
   Jan15 Sep08 - Jan15 Feb08 - Jan15 May07 - Jan15
LIBOR_1YR 3.25 3.25 3.25 3.25 3.25 3.25 3.25 3.25
CMT_1YR 2.88 2.88 2.88 2.88 2.88 2.88 2.88 2.88
Swap Mat 1YR 2YR 3YR 4YR 5YR 10YR
Yld 3.254 3.584 3.789 3.9475 4.0855 4.575
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.